                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 2, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                          U.S. OFFICE PRODUCTS COMPANY
               ---------------------------------------------------
               (Exact name of registrant specified in its charter)



      DELAWARE                      0-25372                 52-1906050
- --------------------------------------------------------------------------------
 (State or other juris-            (Commission           (I.R.S. Employer
diction of incorporation)           File No.)           Identification No.)



  1440 NEW YORK AVENUE, N.W., SUITE 310, WASHINGTON, D.C.          20005
- --------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)



                                 (202) 628-9500
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On May 2, 1996, U.S. Office Products Company (the "Company") acquired School Specialty, Inc. ("School Specialty"), a school supply distributor that operates in 31 states with six warehouses in Iowa, Kansas, Maryland, Massachusetts, Oregon and Wisconsin, in a transaction in which School Acquisition Corp., a wholly-owned subsidiary of the Company, merged with and into School Specialty. The Company intends to continue the use of the assets of School Specialty in the school supply business. The consideration paid to the stockholders of School Specialty was determined pursuant to arm's-length negotiations and consisted of 1,538,462 shares of the Company's Common Stock. The acquisition of School Specialty was accounted for under the pooling-of-interests method.

ITEM 5.   OTHER EVENTS

      On May 14, 1996 the Company issued a press release relating to the sale, in an offshore offering and in a concurrent private placement in the United States, of $200 million of 5 1/2% Convertible Subordinated Notes due 2003. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      In February 1996, the Company acquired 51% of Blue Star Group Limited ("Blue Star"), an office products company in New Zealand, through which it is making acquisitions in New Zealand and plans to enter into other international markets. The Company recently reached an agreement in principle to acquire the remaining 49% of Blue Star and expects to complete such acquisition in the near future.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

          Consolidated financial statements of School Specialty, Inc. as of December 31, 1995 and 1994 and for the years then ended.*

(b)  Pro Forma Financial Information

          Pro forma financial information as of January 31, 1996 and for the years ended April 30, 1995, 1994 and 1993 and the nine months ended January 31, 1995 and 1996.

(c)  Exhibits

     (i) Agreement and Plan of Reorganization, dated as of April 29, 1996, by and among School Specialty, School Acquisition Corp., U.S. Office Products Company and certain investors of School Specialty named therein.

     (ii)      Press Release, dated May 15, 1996

- ---------------------
*Previously filed in a current report on Form 8-K, dated March 7, 1996 (File No. 0-25372) and omitted pursuant to General Instruction B.3 of Form 8-K.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The following unaudited pro forma combined financial statements give effect to the following acquisitions: Fiscal Year 1995 Consummated Acquisitions -- GOP, acquired by Sharp Pencil effective September 30, 1994; Dameron Pierson and DeKalb effective January 31, 1995; H.H. West effective February 25, 1995; Fiscal Year 1996 Consummated Acquisitions -- Coffee Butler effective August 1, 1995; C.W. Mills effective August 1, 1995; Copenhaver Holdings, Incorporated (the sole shareholder of Smith-Wilson) effective August 27, 1995; MISSCO Commercial Division effective October 6, 1995; Emmons-Napp effective January 16, 1996; Blue Star Group effective February 27, 1996; U-Bix Business Machines Limited by Blue Star Group (assuming 100% of U- Bix shares acquired); and the Company's other consummated acquisitions; Fiscal Year 1996 Pending Acquisitions -- the pending acquisitions of School Specialty, Inc., The J Thayer Company, Radar Holding Corporation, Raleigh Office Supply, Kentwood Office Furniture, Inc. and certain other Pending Acquisitions. The pro forma combined financial statements also give effect to (i) the Company's Initial Public Offering in February 1995, (ii) the Second Offering in August 1995 and (iii) the Note Offering and the Stock Offering in March 1996. The pro forma combined financial statements are based on historical financial statements of the Company, the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions and certain assumptions set forth below and in the notes to the pro forma combined financial statements. The historical financial statements of the Company give retroactive effect to the following acquisitions which were accounted for under the pooling of interest method of accounting:
Mills Morris Arrow (MMA), Carithers-Wallace-Courtenay, Inc. (CWC), the Costigan Companies and certain other consummated acquisitions.

    The unaudited pro forma combined balance sheet gives effect to the combination of the Company with the Blue Star Group, other acquisitions included in the Fiscal Year 1996 Consummated Acquisitions, consummated during February 1996 and the Fiscal Year 1996 Pending Acquisitions as if all such acquisitions had occurred on the Company's most recent balance sheet date, January 31, 1996.

    The pro forma combined statement of operations for the year ended April 30, 1995 gives effect to the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions as if all such acquisitions had been made on May 1, 1994.

    The pro forma combined statement of operations for the year ended April 30, 1995 includes the audited financial information of the Company for the year ended April 30, 1995 (which includes the results of GOP, Dameron-Pierson, DeKalb and H.H. West from their respective dates of acquisition) and the financial information for the following companies for the periods indicated:

COMPANY                                                                        PERIOD
- -----------------------------------------------------------  -------------------------------------------
GOP........................................................  Five Months ended September 30, 1994
Dameron-Pierson............................................  Nine Months ended January 31, 1995
DeKalb.....................................................  Nine Months ended January 31, 1995
H.H. West..................................................  Ten Months ended February 24, 1995
Coffee Butler..............................................  Year ended March 31, 1995
C.W. Mills.................................................  Year ended April 30, 1995
MISSCO Commercial Division.................................  Year ended March 31, 1995
Copenhaver Holdings, Incorporated..........................  Year ended June 30, 1995
Emmons-Napp................................................  Year ended April 30, 1995
Blue Star..................................................  Year ended March 31, 1995
U- Bix Business Machines Limited...........................  Year ended June 30, 1995
School Specialty...........................................  Year ended December 31, 1994
The J Thayer Company.......................................  Year ended December 31, 1994
Radar Holdings Corporation.................................  Year ended June 30, 1995
Raleigh Office Supply......................................  Year ended April 30, 1995
Kentwood Office Furniture..................................  Year ended December 31, 1994
Other acquisitions and Pending Acquisitions................  Year ended April 30, 1995 (or a date within
                                                              93 days of April 30, 1995)

    The pro forma combined statement of operations for the nine months ended January 31, 1996 includes the unaudited interim financial information of the Company, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions for the nine months ended January 31, 1996.

    The pro forma  combined statement of  operations for the  nine months  ended
January 31, 1995 includes the unaudited interim financial information of the Company, the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions for the nine months ended January 31, 1995.

    The pro forma combined statement of operations for the years ended April 30, 1994 and 1993 gives effect to the Fiscal Year 1996 Pending Acquisitions of School Specialty, Inc., The J Thayer Company, Radar Holdings Corporation, Kentwood Office Furniture, Inc, certain other consummated acquisitions and other Fiscal Year 1996 Pending Acquisitions which will be accounted for under the pooling-of-interests method.

    Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein are not necessarily indicative of the results the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this report and other filings of the Company.

                          U.S. OFFICE PRODUCTS COMPANY
                        PRO FORMA COMBINED BALANCE SHEET
                                JANUARY 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                               FISCAL YEAR 1996 PENDING ACQUISITIONS
                                                                          -----------------------------------------------
                                                U.S. OFFICE                                                     RADAR
                                                 PRODUCTS     BLUE STAR       SCHOOL        THE J THAYER      HOLDINGS
                                                  COMPANY       GROUP     SPECIALTY, INC.      COMPANY       CORPORATION
                                                -----------  -----------  ---------------  ---------------  -------------
ASSETS
Current Assets:
  Cash........................................   $   4,628                                    $     264
  Accounts receivable.........................      83,627       24,832         11,381            3,304           6,963
  Inventory...................................      34,631       12,477          6,986              429           2,388
  Prepaid and other current assets............      14,499                       2,032                9             202
                                                -----------  -----------       -------           ------     -------------
    Total current assets......................     137,385       37,309         20,399            4,006           9,553
Property and equipment, net...................      29,983       11,491          7,094              460           1,265
Intangible assets, net........................      89,662        2,908          7,032              147             577
Other assets..................................       1,712       10,840            224                5             224
                                                -----------  -----------       -------           ------     -------------
    Total assets..............................   $ 258,742    $  62,548      $  34,749        $   4,618       $  11,619
                                                -----------  -----------       -------           ------     -------------
                                                -----------  -----------       -------           ------     -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.............................   $  54,394    $  21,558      $  15,394        $      25       $   2,877
  Accounts payable............................      35,604       12,961          4,771            2,478           4,509
  Accrued compensation........................       7,331                                          161             418
  Other accrued liabilities...................       7,796        4,987          5,684              222             927
                                                -----------  -----------       -------           ------     -------------
    Total current liabilities.................     105,125       39,506         25,849            2,886           8,731
Long term debt................................       6,620        9,228         13,131              619           2,003
Notes payable to officers and shareholders....         241
Deferred income taxes.........................       4,988                                                           14
Other long-term liabilities...................         121                         508               48
Minority Interest in subsidiary...............                      275
Stockholders' equity:
  Common stock................................          20                         803               33             612
  Additional paid-in capital..................     126,738                       3,012
  Preferred Stock.............................                                   1,000
  Retained earnings...........................      14,889                      (9,554)           1,032             259
                                                -----------  -----------       -------           ------     -------------
                                                   141,647                      (4,739)           1,065             871
Equity of acquired companies..................                   13,539
                                                -----------  -----------       -------           ------     -------------
    Total Liabilities and Shareholders
     Equity...................................   $ 258,742    $  62,548      $  34,749        $   4,618       $  11,619
                                                -----------  -----------       -------           ------     -------------
                                                -----------  -----------       -------           ------     -------------

                                                                                            FISCAL YEAR
                                                                                               1996
                                                  RALEIGH                                  ACQUISITIONS                 PRO FORMA
                                                  OFFICE      KENTWOOD OFFICE                PRO FORMA                   OFFERING
                                                  SUPPLY      FURNITURE, INC.     OTHER     ADJUSTMENTS    SUBTOTAL    ADJUSTMENTS
                                                -----------  -----------------  ---------  -------------  -----------  ------------
ASSETS
Current Assets:
  Cash........................................                                 $   3,536    $ (64,896)(d)  $ (56,468)  $ 121,600(a)
                                                                                                                         138,700(b)
                                                                                                                         193,500(b)
                                                                                                                        (137,037)(c)
  Accounts receivable.........................      3,499           1,193         46,132                    180,931
  Inventory...................................      2,643           1,254         27,143                     87,951
  Prepaid and other current assets............                         49          2,312                     19,103
                                               -----------         ------      ---------  -------------  -----------  ------------
    Total current assets......................      6,142           2,496         79,123      (64,896)      231,517      316,763
Property and equipment, net...................        402             195          7,687                     58,577
Intangible assets, net........................                         43            235       88,845(d)    189,449
Other assets..................................        101                         34,110        3,000(d)     50,216       11,550(b)
                                               -----------         ------      ---------  -------------  -----------  ------------
    Total assets..............................  $   6,645       $   2,734      $ 121,155    $  26,949     $ 529,759    $ 328,313
                                               -----------         ------      ---------  -------------  -----------  ------------
                                               -----------         ------      ---------  -------------  -----------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.............................                  $     100      $  52,811                  $ 147,159    $(101,464)(c)
  Accounts payable............................        726             639         21,247                     82,935
  Accrued compensation........................        208             136          1,066    $      --         9,320
  Other accrued liabilities...................         63              74          2,360                     22,113
                                               -----------         ------      ---------  -------------  -----------  ------------
    Total current liabilities.................        997             949         77,484                    261,527     (101,464)
Long term debt................................                        970          1,883                     34,454      143,750(b)
                                                                                                                         200,000(b)
                                                                                                                         (34,454)(c)
Notes payable to officers and shareholders....                                       878                      1,119       (1,119)(c)
Deferred income taxes.........................                                     1,141                      6,143
Other long-term liabilities...................                                        18                        695
Minority Interest in subsidiary...............                                                                  275
Stockholders' equity:
  Common stock................................                         50            123       (1,613)(d)         28           6(a)
  Additional paid-in capital..................                        150            459       81,360(d)    211,719      121,594(a)
  Preferred Stock.............................                                                 (1,000)(d)
  Retained earnings...........................                        615          6,558                     13,799
                                               -----------         ------      ---------  -------------  -----------  ------------
                                                                      815          7,140       78,747       225,546       121,600
Equity of acquired companies..................      5,648                         32,611      (51,798)(d)
                                               -----------         ------      ---------  -------------  -----------  ------------
    Total Liabilities and Shareholders
     Equity...................................  $   6,645       $   2,734      $ 121,155    $  26,949     $ 529,759    $ 328,313
                                               -----------         ------      ---------  -------------  -----------  ------------
                                               -----------         ------      ---------  -------------  -----------  ------------


                                                 PRO FORMA
                                                 COMBINED
                                                  TOTALS
                                                -----------
ASSETS
Current Assets:
  Cash........................................   $ 260,295

  Accounts receivable.........................     180,931
  Inventory...................................      87,951
  Prepaid and other current assets............      19,103
                                                -----------
    Total current assets......................     548,280
Property and equipment, net...................      58,577
Intangible assets, net........................     189,449
Other assets..................................      61,766
                                                -----------
    Total assets..............................   $ 858,072
                                                -----------
                                                -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.............................      45,695
  Accounts payable............................   $  82,935
  Accrued compensation........................       9,320
  Other accrued liabilities...................      22,113
                                                -----------
    Total current liabilities.................     160,063
Long term debt................................     343,750

Notes payable to officers and shareholders....          --
Deferred income taxes.........................       6,143
Other long-term liabilities...................         695
Minority Interest in subsidiary...............         275
Stockholders' equity:
  Common stock................................          34
  Additional paid-in capital..................     333,313
  Preferred Stock.............................
  Retained earnings...........................      13,799
                                                -----------
                                                   347,146
Equity of acquired companies..................
                                                -----------
    Total Liabilities and Shareholders
     Equity...................................   $ 858,072
                                                -----------
                                                -----------

       See accompanying notes to pro forma combined financial statements.

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                  PENDING FISCAL YEAR 1996 ACQUISITIONS
                                                                           ---------------------------------------------------
                                U.S. OFFICE      1995           1996          SCHOOL                       RADAR      RALEIGH
                                 PRODUCTS     CONSUMMATED    CONSUMMATED    SPECIALTY,    THE J THAYER   HOLDINGS     OFFICE
                                  COMPANY    ACQUISITIONS   ACQUISITIONS       INC.         COMPANY     CORPORATION   SUPPLY
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
Revenues......................   $ 256,091     $  83,442     $   427,347     $  95,370     $   22,790    $  19,377   $  27,183
Cost of revenues..............     193,256        66,949         297,427        71,967         18,416       14,230      21,461
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
  Gross Profit................      62,835        16,493         129,920        23,403          4,374        5,147       5,722
Selling, General and
 Administrative expenses......      55,645        14,176         124,053        19,662          3,767        4,594       5,084
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
  Operating income............       7,190         2,317           5,867         3,741            607          553         638
Other (income) expense:
  Interest expense............       1,782           503           6,936         2,318            100          201
  Minority interest in
   subsidiary.................                                       (34)
  Other (income) expense......        (539)          (79)         (9,556)          (86)             2                     (153)
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
Income (loss) before provision
 for income taxes.............       5,947         1,893           8,521         1,509            505          352         791
Provision for income taxes....       1,545           299           2,348           198
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
Net income (loss).............   $   4,402     $   1,594     $     6,173     $   1,311     $      505    $     352   $     791
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
                                -----------  -------------  -------------  -------------  ------------  -----------  ---------
Weighted average shares
 outstanding..................
Net income per share..........


                                  KENTWOOD
                                   OFFICE                                  COMBINED
                                 FURNITURE,                PRO FORMA       PRO FORMA
                                    INC.         OTHER    ADJUSTMENTS       TOTALS
                                -------------  ---------  ------------  ---------------
Revenues......................    $   9,501    $  87,846  $      --     $  1,028,947
Cost of revenues..............        5,230       63,301                     752,237
                                     ------    ---------     ------     ---------------
  Gross Profit................        4,271       24,545                     276,710
Selling, General and
 Administrative expenses......        3,821       22,667      4,012(e)       253,288
                                                             (4,193)(f)
                                     ------    ---------     ------     ---------------
  Operating income............          450        1,878        181           23,422
Other (income) expense:
  Interest expense............          140          134      1,829(h)        13,943
  Minority interest in
   subsidiary.................                        --                         (34)
  Other (income) expense......           (9)        (165)                    (10,585)
                                     ------    ---------     ------     ---------------
Income (loss) before provision
 for income taxes.............          319        1,909     (1,648)          20,098
Provision for income taxes....                        76      3,768(i)         8,234
                                     ------    ---------     ------     ---------------
Net income (loss).............    $     319    $   1,833  $  (5,416)    $     11,864
                                     ------    ---------     ------     ---------------
                                     ------    ---------     ------     ---------------
Weighted average shares
 outstanding..................                                                31,093(j)
Net income per share..........                                          $       0.38
                                                                        ---------------
                                                                        ---------------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                           FISCAL YEAR 1996 PENDING ACQUISITIONS
                                          FISCAL YEAR    -------------------------------------------------------------------------
                           U.S. OFFICE       1996           SCHOOL                         RADAR        RALEIGH
                            PRODUCTS      CONSUMMATED     SPECIALTY,    THE J THAYER     HOLDINGS       OFFICE     KENTWOOD OFFICE
                             COMPANY     ACQUISITIONS        INC.          COMPANY      CORPORATION     SUPPLY     FUNRITURE, INC.
                           -----------  ---------------  -------------  -------------  -------------  -----------  ---------------
Revenues.................   $ 349,937      $ 311,674       $ 104,566      $  24,846      $  30,501     $  20,888      $   9,740
Cost of revenues.........     266,958        210,180          75,864         20,481         22,647        15,966          5,716
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
  Gross Profit...........      82,979        101,494          28,702          4,365          7,854         4,922          4,024
Selling, General and
 Administrative
 expenses................      77,239         93,787          25,058          3,836          7,022         3,863          3,395
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
  Operating income.......       5,740          7,707           3,644            529            832         1,059            629
Other (income) expense:
  Interest expense.......       2,194          6,309           3,382             73            386                           61
  Minority interest in
   subsidiary............                        115
  Other (income)
   expense...............        (747)        (7,227)            (16)             7                          (92)           (23)
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
Income (loss) before
 provision for income
 taxes...................       4,293          8,510             278            449            446         1,151            591
Provision for income
 taxes...................       1,266          2,190             111
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
Net income (loss)........   $   3,027      $   6,320       $     167      $     449      $     446     $   1,151      $     591
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
                           -----------  ---------------  -------------  -------------  -------------  -----------        ------
Weighted average shares
 outstanding.............
Net income per share.....


                                                      PRO FORMA
                                        PRO FORMA     COMBINED
                             OTHER     ADJUSTMENTS     TOTALS
                           ---------  -------------  -----------
Revenues.................  $  77,794   $      --     $ 929,946
Cost of revenues.........     58,276                   676,088
                           ---------  -------------  -----------
  Gross Profit...........     19,518                   253,858
Selling, General and
 Administrative
 expenses................     18,452       2,305(e)    225,291
                                            (358)(f)
                                          (9,308)(g)
                           ---------  -------------  -----------
  Operating income.......      1,066       7,361        28,567
Other (income) expense:
  Interest expense.......         55      (1,471)(h)    10,989
  Minority interest in
   subsidiary............                                  115
  Other (income)
   expense...............       (240)                   (8,338)
                           ---------  -------------  -----------
Income (loss) before
 provision for income
 taxes...................      1,251       8,832        25,801
Provision for income
 taxes...................        290       7,141(i)     10,997
                           ---------  -------------  -----------
Net income (loss)........  $     961   $   1,691     $  14,804
                           ---------  -------------  -----------
                           ---------  -------------  -----------
Weighted average shares
 outstanding.............                               31,323(j)
Net income per share.....                            $    0.47
                                                     -----------
                                                     -----------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                      FISCAL YEAR 1996 PENDING ACQUISITIONS
                                                   FISCAL YEAR      FISCAL YEAR    -------------------------------------------
                                    U.S. OFFICE       1995             1996           SCHOOL                         RADAR
                                     PRODUCTS      CONSUMMATED      CONSUMMATED      SPECIALTY    THE J THAYER     HOLDINGS
                                      COMPANY     ACQUISITIONS     ACQUISITIONS        INC.          COMPANY      CORPORATION
                                    -----------  ---------------  ---------------  -------------  -------------  -------------
Revenues..........................   $ 168,989      $  78,708        $ 319,251       $  76,147      $  18,609      $  13,111
Cost of revenues..................     125,641         63,150          221,182          54,165         15,153          9,591
                                    -----------       -------     ---------------  -------------  -------------  -------------
  Gross Profit....................      43,348         15,558           98,069          21,982          3,456          3,520
Selling, General and
 Administrative expenses..........      38,158         13,416           92,219          17,155          2,784          3,143
                                    -----------       -------     ---------------  -------------  -------------  -------------
  Operating income (loss).........       5,190          2,142            5,850           4,827            672            377
Other (income) expense:
  Interest expense................       1,274            471            4,677           1,424             77            134
  Minority interest in
   subsidiary.....................                                         607
  Other (income) expense..........        (403)           (76)          (7,356)           (226)             1
                                    -----------       -------     ---------------  -------------  -------------  -------------
Income (loss) before provision for
 income taxes.....................       4,319          1,747            7,922           3,629            594            243
Provision for income taxes........         998            248            2,143              30
                                    -----------       -------     ---------------  -------------  -------------  -------------
Net income (loss).................   $   3,321      $   1,499        $   5,779       $   3,599      $     594      $     243
                                    -----------       -------     ---------------  -------------  -------------  -------------
                                    -----------       -------     ---------------  -------------  -------------  -------------
Weighted average shares
 outstanding......................
Net income per share..............


                                      RALEIGH       KENTWOOD                                 PRO FORMA
                                      OFFICE         OFFICE                    PRO FORMA     COMBINED
                                      SUPPLY     FURNITURE INC.     OTHER     ADJUSTMENTS     TOTALS
                                    -----------  ---------------  ---------  -------------  -----------
Revenues..........................   $  19,939      $   9,501     $  56,338   $      --     $ 760,593
Cost of revenues..................      15,811          5,568        42,057                   552,318
                                    -----------        ------     ---------  -------------  -----------
  Gross Profit....................       4,128          3,933        14,281                   208,275
Selling, General and
 Administrative expenses..........       3,925          3,464        14,263       3,010(e)    190,656
                                                                                   (881)(f)
                                    -----------        ------     ---------  -------------  -----------
  Operating income (loss).........         203            469            18      (2,129)       17,619
Other (income) expense:
  Interest expense................                        140            47       1,663(h)      9,907
  Minority interest in
   subsidiary.....................                                       --                       607
  Other (income) expense..........        (125)            (8)          (90)         --        (8,283)
                                    -----------        ------     ---------  -------------  -----------
Income (loss) before provision for
 income taxes.....................         328            337            61      (3,792)       15,388
Provision for income taxes........                                       19       3,098(i)      6,536
                                    -----------        ------     ---------  -------------  -----------
Net income (loss).................   $     328      $     337     $      42   $  (6,890)    $   8,852
                                    -----------        ------     ---------  -------------  -----------
                                    -----------        ------     ---------  -------------  -----------
Weighted average shares
 outstanding......................                                                             30,069(j)
Net income per share..............                                                          $    0.29
                                                                                            -----------
                                                                                            -----------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                    U.S. OFFICE                                       RADAR         KENTWOOD                              PRO FORMA
                     PRODUCTS         SCHOOL        THE J THAYER    HOLDINGS         OFFICE                  PRO FORMA    COMBINED
                      COMPANY     SPECIALTY, INC.     COMPANY      CORPORATION   FURNITURE, INC     OTHER   ADJUSTMENTS    TOTALS
                    -----------   ---------------   ------------   -----------   ---------------   -------  -----------   ---------
Revenues..........   $159,240         $55,555         $12,773        $10,840         $8,086        $45,909  $     --      $ 292,403
Cost of
 revenues.........    116,010          40,375          10,594          7,205          4,385         31,722                  210,291
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
  Gross Profit....     43,230          15,180           2,179          3,635          3,701         14,187                   82,112
Selling, General
 and
 Administrative
 expenses.........     38,084          13,990           1,944          3,479          3,300         13,689                   74,486
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
  Operating
   income.........      5,146           1,190             235            156            401            498                    7,626
Other (income)
 expense:
  Interest
   expense........      1,106           1,350              89                           181            105                    2,831
  Other (income)
   expense........       (563)             31               1             98                          (280)                    (713)
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
Income (loss)
 before provision
 for income
 taxes............      4,603            (191)            145             58            220            673                    5,508
Provision for
 income taxes.....        926              16                             11                            25     1,390(k)       2,368
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
Net income
 (loss)...........   $  3,677         $  (207)        $   145        $    47         $  220        $   648  $ (1,390)     $   3,140
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1993
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                                                               KENTWOOD
                                                     U.S. OFFICE     SCHOOL                        RADAR        OFFICE
                                                      PRODUCTS     SPECIALTY,    THE J THAYER    HOLDINGS     FURNITURE,
                                                       COMPANY        INC.          COMPANY     CORPORATION      INC.
                                                     -----------  -------------  -------------  -----------  -------------
Revenues...........................................   $ 137,004     $  53,986      $   8,694     $   8,119     $   6,833
Cost of revenues...................................      99,696        39,573          7,082         5,482         3,713
                                                     -----------  -------------       ------    -----------       ------
  Gross Profit.....................................      37,308        14,413          1,612         2,637         3,120
Selling, General and Administrative expenses.......      34,819        17,156          1,495         2,518         2,838
                                                     -----------  -------------       ------    -----------       ------
Operating income (loss)............................       2,489        (2,743)           117           119           282
Other (income) expense:
  Interest expense.................................       1,085         1,424            124            23           228
  Other (income) expense...........................        (713)         (149)           (11)           (4)
                                                     -----------  -------------       ------    -----------       ------
Income (loss) before provision for income
 taxes.............................................       2,117        (4,018)             4           100            54
Provision for income taxes.........................         663            11                          (13)
                                                     -----------  -------------       ------    -----------       ------
Net income (loss)..................................   $   1,454     $  (4,029)     $       4     $     113     $      54
                                                     -----------  -------------       ------    -----------       ------
                                                     -----------  -------------       ------    -----------       ------


                                                                              PRO FORMA
                                                                 PRO FORMA     COMBINED
                                                       OTHER    ADJUSTMENTS     TOTALS
                                                     ---------  ------------  ----------
Revenues...........................................  $  45,408  $      --     $  260,044
Cost of revenues...................................     31,965                   187,511
                                                     ---------     ------     ----------
  Gross Profit.....................................     13,443                    72,533
Selling, General and Administrative expenses.......     13,302                    72,128
                                                     ---------     ------     ----------
Operating income (loss)............................        141                       405
Other (income) expense:
  Interest expense.................................        102                     2,986
  Other (income) expense...........................       (208)                   (1,085)
                                                     ---------     ------     ----------
Income (loss) before provision for income
 taxes.............................................        247                    (1,496)
Provision for income taxes.........................         14     (1,332)(k)       (657)
                                                     ---------     ------     ----------
Net income (loss)..................................  $     233  $   1,332     $     (839)
                                                     ---------     ------     ----------
                                                     ---------     ------     ----------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
              NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

1.  UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS

    (a) Adjustment to reflect $121,600 of net proceeds from the sale of 5,543,045 shares of common stock, including the underwriters over-allotment option of 610,000 shares which was exercised in March 1996, as part of the Stock Offering in February 1996 (net of expenses and underwriting discount).

    (b) Adjustment to reflect the $138,700 of net proceeds from the sale of $143,750 of Notes, including the underwriters over-allotment option of $18,750, which was exercised in March 1996, as part of the Note Offering in February 1996 (net of expenses and underwriters discount). Adjustment to reflect $193,500 of net proceeds from the sale of $200,000 of Notes (net of expenses and underwriter's discount).

    (c) Adjustment to reflect the use of the proceeds from the issuance of Common Stock and the Notes to (i) repay short-term debt of $101,464, (ii) repay long-term debt of $34,454 and (iii) repay notes payable to officers and stockholders of $1,119.

    (d) Adjustment to reflect purchase price adjustments associated with certain Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions noted below. Except as noted, the Company has entered into agreements or non-binding letters of intent with respect to its acquisition of all of the outstanding common stock of the companies listed below:

                                                                                     STOCK
                                                                             ----------------------
COMPANY                                            CONSIDERATIONS   CASH       SHARES      VALUE     GOODWILL (1)
- -------------------------------------------------  -------------  ---------  ----------  ----------  -----------
Poolings:
  School Specialties, Inc........................   $    40,000               1,538,462  $   40,000
  The J Thayer Company...........................        20,000               1,226,091      20,000
  Radar Holding Corporation......................        20,000                 909,091      20,000
  Kentwood Office Furniture, Inc.................         5,750                 250,000       5,750
  Other Acquisitions and Pending Acquisitions....        26,660               1,543,305      26,660
                                                   -------------             ----------  ----------
    Total Poolings...............................   $   112,410               5,466,949  $  112,410
                                                   -------------             ----------  ----------
                                                   -------------             ----------  ----------
Purchases:
  Blue Star Group................................   $    68,000   $  10,000   2,264,753  $   58,000   $  54,461
  U- Bix Business Machines.......................        19,000      19,000                               1,181
  Raleigh Office Supply..........................        12,788      12,788                               7,140
  Other acquisitions and Pending Acquisitions....        43,855      23,108   1,007,688      20,747      26,063
                                                   -------------  ---------  ----------  ----------  -----------
    Total Purchases..............................   $   143,643   $  64,896   3,272,441  $   78,747   $  88,845
                                                   -------------  ---------  ----------  ----------  -----------
                                                   -------------  ---------  ----------  ----------  -----------

- ------------------------
(1) The portion of the consideration assigned to goodwill in transactions accounted for as purchases represents the excess of the cost over the fair value of the net assets acquired. The Company amortizes goodwill over a period of 40 years. The recoverability of the unamortized goodwill will be assessed on an ongoing basis by comparing anticipated undiscounted future cash flows from operations to net book value.

                          U.S. OFFICE PRODUCTS COMPANY
        NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

2.  UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS

    (e) Adjustment to reflect the increase in amortization expense relating to the goodwill recorded in purchase accounting related to the following acquisitions and the amortization of such goodwill over an estimated life of 40 years:

                                                                                           NINE MONTHS ENDED
                                                                             YEAR ENDED       JANUARY 31,
                                                                              APRIL 30    --------------------
                                                                                1995        1996       1995
                                                                             -----------  ---------  ---------
Fiscal Year 1995 Consummated Acquisitions..................................   $     348              $     261
Fiscal Year 1996 Consummated Acquisitions..................................       2,225   $   1,226      1,670
Fiscal Year 1996 Pending Acquisitions......................................       1,439       1,079      1,079
                                                                             -----------  ---------  ---------
                                                                              $   4,012   $   2,305  $   3,010
                                                                             -----------  ---------  ---------
                                                                             -----------  ---------  ---------

    (f) Adjustment to reflect the reduction in executive compensation, as a result of the elimination of certain executive positions and the renegotiation of executive compensation arrangements, made in conjunction with the acquisition of Andrews (1995: $731; January 1995: $224; January 1996: $0), BAT (1995: $269;
January 1995: $80; January 1996: $0), Coffee Butler (1995: $1,058; January 1995:
$265;  January 1996:  $216), Reliable  (1995: $187;  January 1995:  $47; January
1996: $47), MMA (1995: $1,508; January  1995: $326; January 1996: $95), and  the
MISSCO Commercial Division (1995: $1,257; January 1995: $189; January 1996: $0). The reduction is partially offset by increased corporate overhead (1995: $817; January 1995: $250; January 1996: $0) related to the newly formed public entity.

    (g) Adjustment to reflect the reduction in one-time nonrecurring costs related to pooling-of-interests business combinations, certain discontinued printing operations, and restructuring charges. The adjustment includes: (i) $3,962 related to payments to certain key employees in conjunction with agreements entered into by MMA which required the payment of a percentage of the gain recognized as a result of the business combination of MMA with the Company,
(ii) $2,132 of legal, accounting and finders' fees related to these business combinations, (iii) $682 related to the discontinuation of the printing division at a subsidiary and (iv) $2,532 related to restructuring charges accrued for one of the pending acquisition.

    (h) Adjustment to reflect the increase (decrease) in interest expense resulting from the utilization of the proceeds from the sale of the Notes at an interest rate of 5.5% plus amortization of debt issuance costs of $11,550 over the five year term of the notes. (1995: $1,939; January 1995: $1,455; January 1996: $1,455).

    (i) Adjustment to calculate the provision of income taxes on the combined pro forma results at the effective statutory rate of 43%. The difference between the effective tax rate of 43% and the statutory tax rate of 35% represents the effect of state taxes and non-deductible goodwill.

    (j) The weighted average shares outstanding used to calculate pro forma earnings per share is based on 31,093, 31,323 and 31,069 shares of Common Stock and Common Stock equivalents outstanding for the year ended April 30, 1995 and the nine months ended January 31, 1996 and 1995, respectively. These amounts are

                          U.S. OFFICE PRODUCTS COMPANY
        NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

2. UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS (CONTINUED) based on the following shares and 92, 322 and 68 Common Stock equivalents considered to be outstanding related to stock options, for the year ended April 30, 1995 and the nine month periods ended January 31, 1996 and 1995, respectively.

Shares issued in conjunction with the formation of the Company......      3,878
Shares issued in the Initial Public Offering........................      3,738
Shares issued to acquire H.H. West..................................        875
Shares issued to acquire Coffee Butler..............................        757
Shares issued to acquire C.W. Mills.................................        373
Shares issued to acquire MMA........................................      1,751
Shares issued to acquire Copenhaver Holdings, Incorporated..........        323
Shares issued in the Second Offering (August 1995)..................      4,025
Shares issued to acquire CWC........................................      1,161
Shares issued to acquire Costigan Companies.........................      1,515
Shares issued to acquire Blue Star Group............................      2,265
Shares issued to acquire Emmons-Napp................................        515
Shares issued in the Third Offering (March 1996) to cover the purchase price to be paid in connection with Fiscal Year 1996
 Pending Acquisitions...............................................      2,482
Shares to be issued to acquire School Specialty, Inc................      1,538
Shares to be issued to acquire The J Thayer Company.................      1,226
Shares to be issued to acquire Radar Holdings Corporation...........        909
Shares to be issued to acquire Kentwood Office Furniture, Inc.......        250
Shares issued for other acquisitions and to be issued for Pending
 Acquisitions.......................................................      3,420
                                                                      ---------
                                                                         31,001
                                                                      ---------
                                                                      ---------

    (k) Adjustment to reflect the income taxes for certain acquisitions accounted for under the pooling-of-interests method which were taxed as subchapter S Corporations as if these companies had been subject to taxation as C corporations. As a result of being subchapter S corporations, any tax liabilities prior to acquisition were the responsibility of the individual company stockholders.

    Various of the Company's acquisitions since April 30, 1995 have been significant as defined in Rule 3-05 of Regulation S-X. The Company's pro forma assets as of April 30, 1995 and the Company's pro forma income before provision for income taxes for the fiscal year ended April 30, 1995, assuming in the case of the pro forma assets that the Company's significant acquisitions had been consummated as of April 30, 1995 and in the case of the pro forma income before provision for income taxes that the Company's significant acquisitions had been consummated as of May 1, 1994, would have been $365,900 and $15,000 respectively.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   U.S. OFFICE PRODUCTS COMPANY



Dated:    May 17, 1996            By:  /s/ Mark Director
                                        ----------------------
                                             Mark Director
                                             Executive Vice President and
                                             General Counsel

                                  EXHIBIT INDEX


Exhibit
- -------

2.1 Agreement and Plan of Reorganization, dated as of April 29, 1996, by and among School Specialty, School Acquisition
          Corp., U.S. Office Products Company and certain investors of School Specialty named therein.


99.1      Press Release, dated May 14, 1996